AMENDMENT NO. 14
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          This Amendment No. 14 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the “Trust”) amends, effective October 14, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to reflect the addition of Institutional Class Shares to Invesco Convertible Securities Fund and Class S Shares to Invesco Moderately Conservative Allocation Fund;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of October 14, 2010.

By:	/s/ John M. Zerr
	Name:	John M. Zerr
	Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Balanced-Risk Retirement Now Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

Invesco Balanced-Risk Retirement 2010 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

Invesco Balanced-Risk Retirement 2020 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

Invesco Balanced-Risk Retirement 2030 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Balanced-Risk Retirement 2040 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

Invesco Balanced-Risk Retirement 2050 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

Invesco Basic Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Conservative Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class S Shares
Class Y Shares
Institutional Class Shares

Invesco Convertible Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Global Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Growth Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class S Shares
Class Y Shares
Institutional Class Shares

Invesco Income Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco International Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Mid Cap Core Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Moderate Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class S Shares
Class Y Shares
Institutional Class Shares

Invesco Moderate Growth Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Moderately Conservative Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class S Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Small Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Van Kampen Asset Allocation Conservative Fund	Class A Shares Class B Shares Class C Shares Class Y Shares

Invesco Van Kampen Asset Allocation Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Asset Allocation Moderate Fund	Class A Shares Class B Shares Class C Shares Class Y Shares

Invesco Van Kampen Harbor Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Leaders Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Real Estate Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen U.S. Mortgage Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares”